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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  F O R M 8 - K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934
                                  June 28, 1996
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                                (Date of Report)



                            National City Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                              1-10074                    34-1111088
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(State or other jurisdiction        (Commission                (IRS Employer
         of incorporation)          File Number)             Identification No.)

   1900 East Ninth Street, Cleveland, Ohio                         44114
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   (Address of principal executive offices)                      (Zip Code)

                                  216-575-2000
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              (Registrant's telephone number, including area code)


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Item 5.           Other Events
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ACQUISITION OF INTEGRA FINANCIAL CORPORATION

As previously reported on Form 8-K, dated May 9, 1996, National City
Corporation ("National City") completed its acquisition of Integra Financial Corporation ("Integra") on May 3, 1996 in a transaction accounted for as a pooling-of-interests. National City is filing this report on Form 8-K to present the supplemental consolidated financial statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 that give effect to the merger as if National City and Integra had always been combined. The supplemental consolidated financial statements will become the historical financial statements of National City and may be incorporated by reference into any future registration statements by reference to this report.

PRELIMINARY REGISTRATION STATEMENT FILED BY NATIONAL PROCESSING, INC.

National Processing, Inc., a wholly-owned subsidiary of National City, filed a preliminary registration statement with the Securities and Exchange Commission on June 7, 1996 for an initial public offering of 6,000,000 shares of common stock in an underwritten public offering. The offering will be of new shares to be issued by National Processing, Inc. No shares will be offered for sale by National City. After completion of the planned offering, National City will own at least 80 percent of the common shares of National Processing, Inc.

Item 7.           Financial Statements and Exhibits
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         c.)      Exhibits
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                  23.1     Consent of Ernst & Young LLP

                  23.2     Consent of Coopers & Lybrand LLP

                  27.2 Financial Data Schedules as of and for the years ended December 31, 1995, 1994 and 1993

                  99.1     Supplemental Consolidated Financial Statements:

                           Report of Ernst & Young LLP on the Supplemental Consolidated Financial Statements

                           Supplemental Consolidated Balance Sheets as of December 31, 1995 and 1994

                           Supplemental Consolidated Statements of Income for the years ended December 31, 1995, 1994, and 1993

                           Supplemental Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993

                           Supplemental Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 1995, 1994 and 1993

                           Notes to Supplemental Consolidated Financial
                           Statements at December 31, 1995

                  99.2 Report of Coopers & Lybrand LLP on Integra Financial Corporation's Financial Statements as of December 31, 1995 and 1994 and for each of the years in the three year period ended December 31, 1995.



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                                    Signature
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Pursuant to the requirements of the Securities Exchange Act of 1934, National
City has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 28, 1996                            By /s/ Thomas A. Richlovsky
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                                                        Senior Vice President
                                                            and Treasurer